Exhibit 99.1

Kimco Realty® Announces Pricing of $500 Million Aggregate Principal Amount of 5.300% Notes due 2036

JERICHO, N.Y., June 16, 2025 – Kimco Realty Corporation (NYSE: KIM) (the “Company”) today announced that its subsidiary, Kimco Realty OP, LLC (“Kimco OP” and, together with the Company, “Kimco”), has priced a public offering of $500 million aggregate principal amount of 5.300% notes due 2036 (the “notes”) with an effective yield of 5.354%, maturing February 1, 2036. The notes will be fully and unconditionally guaranteed by the Company. The offering is expected to settle on June 26, 2025, subject to the satisfaction of customary closing conditions.

Kimco intends to use the net proceeds from the offering for general corporate purposes, including, but not limited to, repaying outstanding borrowings under its $2.0 billion unsecured revolving credit facility and funding for suitable acquisition, investment and redevelopment opportunities.

Wells Fargo Securities, LLC, BNP Paribas Securities Corp., PNC Capital Markets LLC, RBC Capital Markets, LLC, Truist Securities, Inc., Barclays Capital Inc., BMO Capital Markets Corp. and TD Securities (USA) LLC served as joint book-running managers in connection with the offering. BNY Mellon Capital Markets, LLC, Citigroup Global Markets Inc. and J.P. Morgan Securities LLC served as senior co-managers in connection with the offering. Morgan Stanley & Co. LLC, Samuel A. Ramirez & Company, Inc., Scotia Capital (USA) Inc. and U.S. Bancorp Investments, Inc. served as co-managers in connection with the offering.

The offering of the notes is being made pursuant to an effective shelf registration statement, base prospectus and related prospectus supplement. Copies of the base prospectus and prospectus supplement, when available, may be obtained by contacting Wells Fargo Securities, LLC at 1-800-645-3751; BNP Paribas Securities Corp. at 1-800-854-5674; PNC Capital Markets LLC at 1-855-881-0697; RBC Capital Markets, LLC at 1-866-375-6829; or Truist Securities, Inc. at 1-800-685-4786. Investors may also obtain these documents for free by visiting EDGAR on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

About Kimco Realty®

Kimco Realty® (NYSE: KIM) is a real estate investment trust (REIT) and leading owner and operator of high-quality, open-air, grocery-anchored shopping centers and mixed-use properties in the United States. The company’s portfolio is strategically concentrated in the first-ring suburbs of the top major metropolitan markets, including high-barrier-to-entry coastal markets and Sun Belt cities. Its tenant mix is focused on essential, necessity-based goods and services that drive multiple shopping trips per week. Publicly traded on the NYSE since 1991 and included in the S&P 500 Index, the company has specialized in shopping center ownership, management, acquisitions, and value-enhancing redevelopment activities for more than 65 years. With a proven commitment to corporate responsibility, Kimco Realty is a recognized industry leader in this area. As of March 31, 2025, the company owned interests in 567 U.S. shopping centers and mixed-use assets comprising 101 million square feet of gross leasable space.

Safe Harbor Statement

This communication contains certain forward-looking statements within the meaning of Section 27A  of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with the safe harbor provisions.  Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “believe,” “expect,” “intend,” “commit,” “anticipate,” “estimate,” “project,” “will,” “target,” “plan,” “forecast” or similar expressions. You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which, in some cases, are beyond the Company’s control and could materially affect actual results, performance or achievements. Factors which may cause actual results to differ materially from current expectations include, but are not limited to, (i) financial disruption, changes in trade policies and tariffs, geopolitical challenges or economic downturn, including general adverse economic and local real estate conditions, (ii) the impact of competition, including the availability of acquisition or development opportunities and the costs associated with purchasing and maintaining assets, (iii) the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business, (iv) the reduction in the Company’s income in the event of multiple lease terminations by tenants or a failure of multiple tenants to occupy their premises in a shopping center, (v) the potential impact of e-commerce and other changes in consumer buying practices, and changing trends in the retail industry and perceptions by retailers or shoppers, including safety and convenience, (vi) the availability of suitable acquisition, disposition, development, redevelopment and merger opportunities, and the costs associated with purchasing and maintaining assets and risks related to acquisitions not performing in accordance with our expectations, (vii) the Company’s ability to raise capital by selling its assets, (viii) disruptions and increases in operating costs due to inflation and supply chain disruptions, (ix) risks associated with the development of mixed-use commercial properties, including risks associated with the development, and ownership of non-retail real estate, (x) changes in governmental laws and regulations, including, but not limited to, changes in data privacy, environmental (including climate change), safety and health laws, and management’s ability to estimate the impact of such changes, (xi) valuation and risks related to the Company’s joint venture and preferred equity investments and other investments, (xii) collectability of mortgage and other financing receivables, (xiii) impairment charges, (xiv) criminal cybersecurity attack disruptions, data loss or other security incidents and breaches, (xv) risks related to artificial intelligence, (xvi) impact of natural disasters and weather and climate-related events, (xvii) pandemics or other health crises (xviii) our ability to attract, retain and motivate key personnel, (xix) financing risks, such as the inability to obtain equity, debt or other sources of financing or refinancing on favorable terms to the Company, (xx) the level and volatility of interest rates and management’s ability to estimate the impact thereof, (xxi) changes in the dividend policy for the Company’s common and preferred stock and the Company’s ability to pay dividends at current levels, (xxii) unanticipated changes in the Company’s intention or ability to prepay certain debt prior to maturity and/or hold certain securities until maturity, (xxiii) the Company’s ability to continue to maintain its status as a REIT for U.S. federal income tax purposes and potential risks and uncertainties in connection with its UPREIT structure, and (xxiv) other risks and uncertainties identified under Item 1A, “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024. Accordingly, there is no assurance that the Company’s expectations will be realized. The Company disclaims any intention or obligation to update the forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to refer to any further disclosures the Company makes in other filings with the SEC.

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500 North Broadway, Suite 201 | Jericho, NY 11753 | (833) 800-4343

CONTACT:
David F. Bujnicki
Senior Vice President, Investor Relations and Strategy
Kimco Realty Corporation
1-833-800-4343

dbujnicki@kimcorealty.com

500 North Broadway, Suite 201 | Jericho, NY 11753 | (833) 800-4343